Exhibit B
                            ACTION OF
                   THE MAJORITY OF SHAREHOLDERS OF
                        WWW.EBIZNET.COM, INC.
                          BY WRITTEN CONSENT

       The undersigned, comprising the majority of shareholders of www.BIZnet.com, Inc., a Florida corporation (the "Company"), hereby consent in writing, without a meeting, as of September 15, 1998, pursuant to Section 607.0704 of the Florida Statues, to the following:

       RESOLVED, that Garland E. Harris is hereby removed as a Director of the Board of Directors of the Company, effective immediately.

       FURTHER RESOLVED, that Garland E. Harris is terminated as
       President and Chief Executive Officer of the Company, and from any other official capacity he may now hold with the Company, effective immediately.

       FURTHER RESOLVED, that Garland E. Harris is hereby removed, as an authorized signatory on the Company's bank account(s), and that Willis Hale, as Treasurer and Chief Financial
       Officer of the Company is hereby directed and authorized to notify each bank(s) of this termination of signatory privileges.

                                      /s/  Willis Hale
                                      (Signature)
                                      First Financial (Print Name)
                                      150,000   (No. Of Shares)

                                     /s/ Michael Winkler
                                      (Signature)
                                      Michael Winkler (Print Name)
                                      425,000  (No. Of  Shares)

                                     /s/ Russell Machover
                                      (Signature)
                                       Russell Machover (Print Name)
                                       156,250  (No. Of Shares)

                                     /s/ Marco Alfonsi
                                     (Signature)
                                     Marco Alfonsi (Print Name)
                                     93,750 (No. Of  Shares)

                                     /s/ Sharleen B. Glass
                                     (Signature)
                                      Sharleen B. Glass (Print Name)
                                       425,000  (No. Of Shares)

                                     /s/ Frank Lambrecht
                                     (Signature)
                                      Frank Lambrecht  (Print Name)
                                      425,000  (No. Of Shares)

                                     /s/ Shelley Smith
                                     (Signature)
                                      Shelley Smith (Print Name)
                                      66,966  (No. Of Shares)

                                     /s/ G. Salter
                                     (Signature)
                                      Wheatear Corp. (Print Name)
                                       150,775  (No. Of Shares)

                                     /s/ G. Salter
                                      (Signature)
                                      Brambling Co. (Print Name)
                                      19,000 (No. Of Shares)

                                     /s/ G. Salter
                                      (Signature)
                                      Wheatear Corp. (Print Name)
                                       325,000 (No. Of Shares)

                                     /s/ Steven Hirst
                                     (Signature)
                                      Hart Property (Print Name)
                                      215,000  (No. Of Shares)

                                     /s/ Jason Jobon
                                     (Signature)
                                      Hart Property (Print Name)
                                      215,000 (No. Of Shares)

                                     /s/ Allen Weinstein
                                     (Signature)
                                      Allen Weinstein (Print Name)
                                      425,000   (No. Of Shares)

                                     /s/ Crutchfields

                                     (Signature)
                                     Crutchfields  (Print Name)
                                      675,000   (No. Of Shares)

                                     /s/ Dianne Williams
                                     (Signature)
                                      Dianne Williams (Print Name)
                                      80,000   (No. Of Shares)

                                     /s/ John Boudreau
                                     (Signature)
                                      John Boudreau (Print Name)
                                      133,000   (No. Of Shares)

                                     /s/ Yvonne Williams
                                     (Signature)
                                      Yvonne Williams (Print Name)
                                      425,000  (No. Of Shares)

                                     /s/ W. Allen Cochran
                                    (Signature)
                                      International Stock Exchange
                                      75,000  (No. Of Shares)

                                     /s/ Harold Rice
                                    (Signature)
                                      Harold Rice (Print Name)
                                      200,000   (No. Of Shares)